UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Stamps.com Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26427		77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1990 E. Grand Avenue	El Segundo,	CA	90245
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(310)	482-5800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STMP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2021, Stamps.com Inc. (the “Company”) held its annual meeting of shareholders online at www.virtualshareholdermeeting.com/STMP2021 (the “Annual Meeting”). As of April 12, 2021, the Company’s record date, there were a total of 18,359,548 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 15,202,924 shares of common stock were virtually present or represented by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.    To elect two directors to hold office until the 2024 Annual Meeting of Stockholders;
2.    To approve, on a non-binding advisory basis, the fiscal year 2020 compensation of the Company's named executive officers; and
3.    To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2021.
Votes regarding the election of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
G. Bradford Jones	2,300,677	11,244,626	1,657,621
Kate Ann May	5,861,839	7,683,464	1,657,621
Based on the votes set forth above, the director nominees were duly elected.
The proposal to approve, on a non-binding advisory basis, the fiscal year 2020 compensation of the Company's named executive officers ("Say on Pay") received the following votes:

For	Against	Abstain	Broker Non-Votes
13,229,622	265,874	49,807	1,657,621
Based on the votes set forth above, the stockholders approved the Say on Pay proposal.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2021 received the following votes:

For	Against	Abstain	Broker Non-Votes
14,900,127	272,387	30,410	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2021 was duly ratified.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished or filed herewith:

    104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

June 11, 2021	/s/ Ken McBride
Date	(Signature)

Ken McBride
Chief Executive Officer